UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2012

SCBT Financial Corporation

(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

520 Gervais Street, Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip code)

(800) 277-2175

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 1 amends the Current Report on Form 8-K filed on December 14, 2012 by SCBT Financial Corporation (the “Company”) to include the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition (the “Acquisition”) of The Savannah Bancorp, Inc. (“SAVB”).

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To the extent required by this Item 9.01(a), the Audited Consolidated Financial Statements of SAVB as of December 31, 2011 and December 31, 2010 and for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto, included in Item 8 of Part II of SAVB’s Annual Report on Form 10-K (the “SAVB Annual Report”) and in Item 15. “Exhibits, Financial Statement Schedules,” of Part IV of the SAVB Annual Report, as filed with the Securities and Exchange Commission (“SEC”) on March 30, 2012, and the Unaudited Consolidated Financial Statements of SAVB for the three months ended September 30, 2012 and September 30, 2011, respectively, and the nine months ended September 30, 2012 and September 30, 2011, respectively, as well as the Condensed Notes thereto, included in Item 1 of Part I of SAVB’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, as filed with the SEC on November 14, 2012, are incorporated by reference herein.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and SAVB, as of September 30, 2012 and for the year ended December 31, 2011 and the nine months ended September 30, 2012, reflecting the Acquisition is attached hereto as exhibit 99.1 and incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Mauldin & Jenkins, LLC.

99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements of SCBT Financial Corporation and The Savannah Bancorp, Inc., as of September 30, 2012 and for the year ended December 31, 2011 and the nine months ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION

Date: February 26, 2013
	By:	/s/ John C. Pollok
	Name:	John C. Pollok
	Title:	Senior Executive Vice President, Chief Financial Officer
and Chief Operating Officer